UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
February 10, 2025
Date of Report (Date of earliest event reported)
 Planet Fitness, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37534	38-3942097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4 Liberty Lane West
Hampton, NH 03842
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (603) 750-0001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 Par Value	PLNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 10, 2025, the Board of Directors of Planet Fitness, Inc. (the “Company”) approved the realignment of certain of the Company’s leadership positions in support of its strategic growth initiatives (the “Leadership Realignment Plan”), effective March 3, 2025 (the “Effective Date”). Pursuant to the Leadership Realignment Plan, as of the Effective Date, Bill Bode, who currently serves as Division President, U.S. Franchise, will move into the role of Chief Operating Officer, Jennifer Simmons, who currently serves as Division President, Corporate Clubs, will move into the role of Chief Strategy Officer, and Brian O’Donnell, who currently serves as SVP, Chief Accounting Officer, will move into the role of SVP, Financial Planning & Analysis, Tax and Treasury. As a result, the roles of (i) Division President, U.S. Franchise, (ii) Division President, Corporate Clubs and (iii) SVP, Chief Accounting Officer are eliminated, as of the Effective Date.

In connection with his appointment as Chief Operating Officer, Mr. Bode will serve as the Company’s principal operating officer and will have operational oversight of the Company’s franchise, corporate club and equipment segments, as of the Effective Date. Mr. Bode’s biographical information prior to his appointment as Chief Operating Officer, as set forth in the Company’s 2024 Annual Report filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 21, 2024, is incorporated herein by reference.

In connection with the elimination of the SVP, Chief Accounting Officer role, the Company has designated Jay Stasz to serve as the Company’s principal accounting officer, as of the Effective Date. Mr. Stasz’s biographical information prior to his appointment as principal accounting officer, as set forth in the Company’s Current Report on Form 8-K filed with the SEC on October 30, 2024, is incorporated herein by reference.

There were no changes to Mr. Bode’s, Ms. Simmons’ or Mr. Stasz’s compensatory arrangements with the Company made in connection with the Leadership Realignment Plan. There are no family relationships between Mr. Bode, Ms. Simmons or Mr. Stasz and any director or executive officer of the Company, and there are no related party transactions between the Company and Mr. Bode, Ms. Simmons or Mr. Stasz that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Item 7.01	Regulation FD Disclosure.
A copy of the press release containing the announcement of the Leadership Realignment Plan is attached hereto as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated February 12, 2025, announcing leadership realignment
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET FITNESS, INC.

By:	/s/ Jay Stasz
Name: Title:	Jay Stasz Chief Financial Officer
Dated: February 12, 2025